Exhibit 99.2

General Moly Drilling Intersects Significant High-Grade Zinc,

Copper, and Silver Mineralization at Mt. Hope Area

— Consistent with Historical Results

LAKEWOOD, COLORADO, October 16, 2018 — General Moly, Inc. (the “Company”) (NYSE American and TSX: GMO), the only western exchange listed, pure-play molybdenum mineral development company, reports that its ongoing exploration drilling intercepted significant high-grade, shallow intervals of zinc mineralization and confirmed the presence of a high-grade copper and silver mineral target at depth at the Mt. Hope skarn area, southeast of the molybdenum deposit.

Drill results for the first five assayed holes of an 11-hole program intersected significant intervals of high-grade, sulfide zinc mineralization close to the surface, suggesting the potential for open pit recovery. Completed drill assay results for holes MH-250 through MH-253 are reported in the Appendix 1 table, including these highlights below:

•                  MH-250 intersected 4.5 feet of 1.48% copper, 3.47 troy ounce per short ton (“opt”) silver and 3.22% zinc from a depth of 742 feet

•                  MH-251 intersected

•                  50 feet of 8.72% zinc, starting from a depth of 76 feet, including

•                  20 feet of 13% zinc from a depth of 86 feet

•                  20 feet of 2.9% copper and 6.57 opt silver from a depth of 571 feet, including

•                  10 feet of 4.54% copper and 10.37 opt silver from a depth of 571 feet

•                  MH-252 intersected

•                  112 feet of high-grade zinc mineralization from a depth of 101 feet, including

•                  30 feet of 3.93% zinc and 0.7 opt silver from a depth of 101 feet

•                  24 feet of 3.05% zinc from a depth of 146 feet

•                  5 feet of 8.42% zinc and 0.76 opt silver from a depth of 186 feet

•                  53 feet of 7.24% zinc from a depth of 215 feet

•                  MH-253 intersected

•                  45 feet of 4.61% zinc from depth of 76 feet

•                  23 feet of 2.53% zinc from a depth of 278 feet

•                  19.5 feet of 0.73% copper and 1.92 opt silver from a depth of 526 feet

•                  80 feet of 0.58% copper and 2.14% opt silver  from a depth of 556 feet, including

•                  5 feet of 3.81% copper and 20.12 opt silver from a depth 596 feet

•                  6 feet of 2.75% copper and 2.64 opt silver from a depth of 1,158 feet

All holes presented in this news release were angle holes and reported intervals may not represent true width. The completed holes total 5,269 feet drilled. Please refer to the drill hole location map in Appendix 1 and the drill results in Appendix 2.

As previously reported in the Company’s September 4, 2018 news release, hole MH-249 encountered consistent zinc mineralized intercepts (+3.5% zinc) from approximately 4 feet from the surface to a depth of 155 feet, including a 74.5-foot interval with an average of 13.08% zinc beginning at 80.5 feet from surface. Hole MH-249 encountered an unmapped underground working and was terminated at approximately 155 feet from surface. The September release also included initial partial results from MH-250 to approximately 600 feet of hole depth.

Bruce D. Hansen, Chief Executive Officer of General Moly, said, “We are generating great drill results, with every hole drilled so far in this skarn exploration program intersecting high-grade, shallow, sulfide zinc mineralization, indicating substantial thickness and zinc grades ranging from 2.5% to over 13%. We are encouraged by our initial analysis of these

2018 drill assay results combined with the historical drill results (described below) indicating potential for a surface mining operation in the area adjacent to the Mt. Hope molybdenum deposit. This type of satellite mine has the potential to complement the future development of the Mt. Hope molybdenum deposit.”

High-Grade Copper and Silver Target

As the Company reported in earlier news releases in 2018, the Company identified a high-grade copper-silver target (Cu-Ag Target) from historical drill results for 7 holes that encountered 13 intervals of greater than 5 feet with copper grades of 1% to 6.3% and silver grades of 3.7 to 15.7 opt.

Holes MH-251 and MH-253 intercepted this Cu-Ag Target, confirming and extending the known high-grade mineralization. Hole MH-251 intersected 10 feet of 4.54% copper and 10.37 opt silver within an interval of 20 feet of 2.9% copper and 6.57 opt silver from a depth of 571 feet.

Assay results from hole MH-253 indicated a broad copper-silver mineralized zone of 80 feet from a hole depth of 556 feet at an average grade of 0.58% copper and 2.14 opt silver. Within this broad zone, hole MH-253 hit 5 feet of 3.81% copper and 20.12 opt silver from a depth of 596 feet.

In addition, just above this broad zone at depth, hole MH-253 also intercepted 19.5 feet of 0.73% copper and 1.93 opt silver from a depth of 526 feet.

Commenting on the copper-silver drill intercepts, Mr. Hansen said, “We are pleased to continue to see expanded and continuous high-grade copper-silver mineralization at depths of 550-plus feet as a high-grade underground target opportunity. Furthermore, the broad zone of mineralization identified in hole MH-253, if extended by further drilling, could point to a potential deeper and larger open-pit concept that extracts both the upper horizon zinc and lower zone of copper and silver.”

Dr. Mark Osterberg, Principal Consulting Geologist of Mine Mappers, LLC, who is supporting General Moly in the exploration program, commented, “The drill results reported to date substantiate and confirm the existence of significant, high-grade copper, silver and zinc-bearing skarn replacement deposits within a large, robust, and hydrothermal alteration mineralization complex. The spatial distribution of deeper, peripheral copper-bearing skarns and shallower, distal zinc skarns is commonly found within hydrothermal systems typically associated with porphyry stockwork.”

The assay results were prepared by ALS Limited and included certified reference standards, field duplicates, and blanks. All quality assurance controls were of customary accuracy and precision.

Additional Historical Analysis

Following an internal review of historical drill data, the Company has compiled the drill results and associated assays from 26 historical holes with zinc intercepts greater than 2%. Some of the older historical holes would require further review to determine which holes might comply with the Canada National Instrument 43-101 standards and in the future potentially be used for a mineral resource estimate. However, the historical data provide geologic insight to enable future drill targeting. Please see the Historical Drill Results table in Appendix 3.

The most notable significant intercepts include:

•                  U.S. Bureau of Mines’ (“USBM”) hole E drilled in the 1940s showed

•                  29 feet of 9.41% zinc and 2.97 opt silver at a depth of 202 feet

•                  24 feet of 12.03% zinc and 0.37 opt silver at depth of 250 feet

•                  USBM hole Q also drilled in the 1940s showed

•                  121 feet of 4.38% zinc at a depth of 80 feet

•                  Phillips’ hole PMH-10 intercepted

•                  65 feet of 3.89% zinc at a depth of 435 feet

•                  Phillips’ hole UPMH-2, drilled from underground,  cut

•                  31 feet of 17.09% zinc and 0.24 opt silver at an elevation of 6,556 feet (which is approximately 244 feet below the surface)

•                  Exxon’s hole EMH-144  intersected multiple high grade zones including

•                  30 feet of 6.42% zinc at a depth of 128 feet

•                  20 feet of 4.01% zinc at a depth of 167 feet

•                  54 feet of 15.52% zinc at a depth of 217 feet

•                  91 feet of 3.70% zinc at a depth of 423 feet.

•                  General Moly’s predecessor company drilled hole IGM-168 that intersected

•                  59 feet of 3.67% zinc and 1.41 opt silver at a depth of 317 feet

•                  General Moly’s hole MH-172, which was drilled in 2007 and is approximately 600 feet southeast of the hole MH-253, intersected

•                  55 feet of 4.56% zinc and 7.09 opt silver at a depth of 130 feet

•                  20 feet of 0.64% zinc and 10.65 opt silver at a depth of 185 feet

2018 Exploration Program Outlook and Goal

These historical intercepts were the foundation for the 2018 skarn exploration program. The drill results to date are positive in confirming the scope and continuity of the near-surface and high-grade zinc mineralized horizon.

Hole MH-254 was drilled vertically off the same drilling platform as MH-253.  Assays are pending.

The next planned hole MH-255 will be focused on the high chargeability target, which could correlate with copper mineralization, to the northeast of the drill collar of hole MH-254, while MH-256 will target the high resistivity target, which could correlate with zinc. Both MH-255 and MH-256 are shown on the Drill Hole Location Map and Induced Polarization cross-section, shown in Appendix 1 and 2.

The Company intends to adjust the location and direction of the remaining drill holes in the ongoing drilling program based on the results.  This will advance the project towards the goal of completing a Preliminary Economic Assessment in 2019, if warranted.

General Moly holds an 80% interest in the Mt. Hope molybdenum project and continues to present these promising findings to POS-Minerals Corporation, its 20% joint venture partner. The joint venture partners continue to discuss value-sharing investment options associated with the zinc, copper, and silver exploration. All of the exploration costs to date as well as the above mentioned first phase drilling program continue to be incurred solely by General Moly. Any mining operation to exploit economic mineralization will require the approval of POS-Minerals.

*****

About General Moly

General Moly is a U.S.-based, molybdenum mineral exploration and development company listed on the NYSE American, recently known as the NYSE MKT and former American Stock Exchange, and the Toronto Stock Exchange under the symbol GMO. The Company’s primary asset, an 80% interest in the Mt. Hope Project located in central Nevada, is considered one of the world’s largest and highest grade molybdenum deposits. Combined with the Company’s wholly-

owned Liberty Project, a molybdenum and copper property also located in central Nevada, General Moly’s goal is to become the largest primary molybdenum producer in the world.

Molybdenum is a metallic element used primarily as an alloy agent in steel manufacturing.  When added to steel, molybdenum enhances steel strength, resistance to corrosion and extreme temperature performance. In the chemical and petrochemical industries, molybdenum is used in catalysts, especially for cleaner burning fuels by removing sulfur from liquid fuels, and in corrosion inhibitors, high performance lubricants, and polymers.

Contact:

Scott Roswell

(303) 928-8591

info@generalmoly.com

Website: www.generalmoly.com

Qualified Person’s Statement

The scientific and technical information in this news release was reviewed by Mark W. Osterberg, Principal Consulting Geologist of Mine Mappers, LLC.  Dr. Osterberg is a “qualified person” as defined by NI 43-101.  He is a Professional Geologist, with master’s and doctorate degrees in geology.  Dr. Osterberg has extensive minerals industry experience that is relevant to the evaluation of the style and nature of mineralization described above.

Forward Looking Statement

Statements herein that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the safe harbor created by such sections.  Such forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected, or implied by the Company.  These risks and uncertainties include, but are not limited to metals price and production volatility, global economic conditions, currency fluctuations, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, exploration risks and results, political, operational and project development risks, including the Company’s ability to obtain a re-grant of its water permits and Record of Decision, ability to maintain required federal and state permits to continue construction, and commence production of molybdenum, copper, silver, lead or zinc, ability to identify any economic mineral reserves of copper, silver, lead or zinc; ability of the Company to obtain approval of its joint venture partner at the Mt. Hope Project in order to mine for copper, silver, lead or zinc, ability to raise required project financing or funding to pursue an exploration program related to potential copper, silver lead or zinc deposits at Mt. Hope, ability to respond to adverse governmental regulation and judicial outcomes, and ability to maintain and /or adjust estimates related to cost of production, capital, operating and exploration expenditures.  For a detailed discussion of risks and other factors that may impact these forward looking statements, please refer to the Risk Factors and other discussion contained in the Company’s quarterly and annual periodic reports on Forms 10-Q and 10-K, on file with the SEC.  The Company undertakes no obligation to update forward-looking statements.

Appendix 1: Drill Hole Location Map

Appendix 2: Induced Polarization Cross Section Showing Copper Intercepts for MH-251 and MH-253, and Next Holes MH-255 and MH-256 (Looking Northwest)

MH-256 Planned
MH-253
MH-251
MH-255 Planned
Copper%
1
0.5
0.1
Azimuth 315
0
125
250
375
500

Appendix 3: 2018 Skarn Exploration Program, MH250-251, Mt. Hope Southeast Area

	From	To	Interval	Copper	Lead	Zinc	Silver
Hole	(ft)	(ft)	(ft)	(%)	(%)	(%)	(opt)
MH-250	2.0	89.5	87.5	0.14	0.01	7.05	0.45
MH-250	89.5	92.0	2.5	0.17	0	15.25	0.26
MH-250	107.0	122.0	15.0	0.02	0	8.69	0.05
MH-250	140.0	210.0	70.0	0.00	0.01	1.68	0.05
MH-250	220.5	317.0	96.5	0.01	0	1.16	0.03
MH-250	459.0	462.0	3.0	0.59	0.01	0.08	1.55
MH-250	480.5	487.0	6.5	0.99	0.01	0.13	2.80
MH-250	507.0	522.0	15.0	0.62	0.01	0.08	1.65
MH-250	581.8	592.0	10.2	0.65	0	0.07	1.62
MH-250	742.0	746.5	4.5	1.48	0.04	3.22	3.47
MH-251	76.0	126.0	50.0	0.04	0.01	8.72	0.13
MH-251	86.0	105.8	19.8	0.04	0.01	13.04	0.17
MH-251	166.0	171.0	5.0	0.02	0.01	13.30	0.20
MH-251	181.0	186.0	5.0	0.01	0.01	4.52	0.09
MH-251	426.0	465.7	39.7	0.32	0	0.04	0.77
MH-251	426.0	451.0	25.0	0.42	0	0.05	1.02
MH-251	566.0	571.0	5.0	0.53	0.01	0.07	1.43
MH-251	571.0	591.0	20.0	2.90	0	0.19	6.57
including
MH-251	571.0	581.0	10.0	4.54	0	0.29	10.37
MH-252	101.0	131.0	30.0	0.01	0.06	3.93	0.70
MH-252	146.0	170.0	24.0	0.00	0.01	3.05	0.12
MH-252	186.0	191.0	5.0	0.01	0.03	8.42	0.76
MH-252	215.4	268.0	52.6	0.01	0	7.24	0.08
MH-252	287.5	316.0	28.5	0.02	0.01	1.99	0.18
MH-252	353.0	361.0	8.0	0.01	0	1.25	0.03
MH-252	401.0	406.0	5.0	0.04	0	2.19	0.09
MH-252	414.0	431.0	17.0	0.03	0.01	1.86	0.09
MH-252	451.0	456.0	5.0	0.14	0.01	1.49	0.35
MH-252	470.6	481.0	10.4	0.18	0	1.41	0.31
MH-252	485.0	491.0	6.0	0.06	0.14	1.83	0.69
MH-252	561.0	576.0	15.0	0.03	0	1.59	0.18
MH-252	795.0	798.0	3.0	0.27	0.01	3.80	0.70

	From	To	Interval	Copper	Lead	Zinc	Silver
Hole	(ft)	(ft)	(ft)	(%)	(%)	(%)	(opt)
MH-253	76.0	121.0	45.0	0.01	0	4.61	0.07
MH-253	278.0	301.0	23.0	0.05	0	2.53	0.12
MH-253	526.0	545.5	19.5	0.73	0	1.09	1.92
MH-253	556.0	636.0	80.0	0.58	0.03	0.07	2.14
MH-253	1001.0	1030.0	29.0	0.34	0	0.13	0.64
MH-253	1109.4	1115.0	5.6	1.41	0	0.11	2.07
MH-253	1154.5	1158.0	3.5	0.25	0	0.03	0.23
MH-253	1158.0	1164.0	6.0	2.75	0	0.06	2.64

Appendix 4: Historical (Previously Unreported) Drill Results by Various Companies, Mt. Hope Southeast Area

		From	To	Interval	Zinc	Silver	Midpoint
Company	Hole	(ft)	(ft)	(ft)	(%)	(opt)	Elevation
USBM	B	105	116	11	4.72	*	6,834
USBM	C	108	122	14	2.43	*	6,736
USBM	C	196	202	6	5.25	*	6,673
USBM	C	232	235	3	5.1	*	6,647
USBM	C	271	283	12	10.75	1.31	6,615
USBM	C	339	344	5	5.65	0.68	6,567
USBM	C	374	385	11	4.2	0.15	6,539
USBM	C	391	395	4	18.4	0.25	6,529
USBM	D	107	133	26	2.61	0.46	6,706
USBM	D	210	221	11	13.94	0.55	6,630
USBM	D	256	265	9	3.39	1.53	6,595
USBM	D	278	287	9	7.58	*	6,578
USBM	E	92	100	8	3.25	0.58	6,725
USBM	E	181	191	10	5.95	0.63	6,654
USBM	E	202	231	29	9.41	2.97	6,630
USBM	E	250	274	24	12.03	0.37	6,594
USBM	F	95	110	15	4.27	0	6,733
USBM	F	125	160	35	2.82	0	6,701
USBM	F	190	206	16	5.76	0	6,657
USBM	H	179	182	3	34.9	2.25	6,664
USBM	K	138	147	9	3.22	0	6,767
USBM	K	169	204	35	5.41	1.9	6,739
USBM	M	148	163	15	4.29	0	6,732
USBM	Q	80	201	121	4.38	0.04	6,745
USBM	Q	218	228	10	4.4	0	6,677
Phillips	PMH-05	170	187	17	3.41	0	6,682
Phillips	PMH-05	240	260	20	4.3	*	6,610
Phillips	PMH-05	290	305	15	5.58	*	6,563
Phillips	PMH-05	315	335	20	4.24	*	6,535
Phillips	PMH-09	241	253	12	11.5	*	6,613
Phillips	PMH-09	317	323	6	5.35	*	6,540

		From	To	Interval	Zinc	Silver	Midpoint
Company	Hole	(ft)	(ft)	(ft)	(%)	(opt)	Elevation
Phillips	PMH-10	285	295	10	3.55	*	6,619
Phillips	PMH-10	363	366	3	10.5	*	6,544
Phillips	PMH-10	435	500	65	3.89	*	6,441
Phillips	UPMH-2	76.5	107	31	17.09	0.24	6,721
Asarco	A-2	140	150	10	2.06	*	6,656
Exxon	EMH-005	110	130	20	3.49	0.07	7,056
Exxon	EMH-005	140	150	10	2.79	0.067	7,031
Exxon	EMH-040	79	157	79	1.45	0.04	7,156
Exxon	EMH-048	335	344	10	2.41	0.06	6,935
Exxon	EMH-099	270	280	10	2.36	0.09	7,191
Exxon	EMH-099	310	320	10	5.85	0.2	7,151
Exxon	EMH-144	128	157	30	6.42	0.07	6,802
Exxon	EMH-144	167	187	20	4.01	0.06	6,767
Exxon	EMH-144	217	270	54	15.52	0.3	6,701
Exxon	EMH-144	423	514	91	3.7	0.2	6,476
IGMI	IGM-163	147	167	20	5.68	1.09	6,807
IGMI	IGM-163	177	187	10	3.9	0.02	6,786
IGMI	IGM-163	227	252	25	2.86	0.34	6,736
IGMI	IGM-164	202	222	20	2.83	1.87	6,744
IGMI	IGM-164	412	452	40	3.04	0.13	6,537
IGMI	IGM-166	396	406	11	11.9	1.81	6,650
IGMI	IGM-166	411	431	20	3.5	1.75	6,635
IGMI	IGM-167	157	192	35	4.22	0.2	6,779
IGMI	IGM-167	212	227	15	7.8	0.13	6,737
IGMI	IGM-167	267	282	15	5.16	0.03	6,685
IGMI	IGM-167	327	337	10	5.24	0.15	6,631
IGMI	IGM-167	357	367	10	3.91	0.07	6,603
IGMI	IGM-168	267	279	12	4.99	0.19	6,696
IGMI	IGM-168	317	376	59	3.67	1.41	6,629
GMI	MH-172	130	185	55	4.56	7.09	6,614